SUPPLEMENT TO THE

SPARTAN®ARIZONA MUNICIPAL INCOME FUND
AND
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

October 23, 2000

STATEMENT OF ADDITIONAL INFORMATION

On January 18, 2001, the Board of Trustees of Spartan Arizona Municipal Income Fund authorized the reduction of the fund's redemption fee period from 180 days to 30 days. Redemptions after January 26, 2001 of shares held less than 30 days will be subject to the same redemption fee of 0.50% of the amount redeemed.

The following information replaces the similar information found in the "Special Considerations Regarding Arizona" section on page 10.

Obligations of the State of Arizona

Under the Arizona Constitution, the State's power to contract debt is limited to an amount of not more than $350,000 to supply casual deficits or failures in revenues or to meet expenses not otherwise provided for. In addition to that authority, the State may borrow money to repel invasion, suppress insurrection, or defend the State in time of war.

Certain State agencies and instrumentalities may issue debt secured by limited special revenue sources. Additionally, obligations such as lease-purchase agreements and Certificates of Participation that are subject to annual appropriation are not debt within the meaning of Arizona's constitutional and statutory limitations. Payments for the fiscal year ending June 30, 2001 for the bonded indebtedness of various State agencies, boards, departments and instrumentalities (including the Department of Transportation and State educational institutions) will total approximately $141.64 million. Payments for the fiscal year ending June 30, 2001 for outstanding Certificates of Participation of State agencies and instrumentalities will total approximately $39.83 million.

Economy

Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades, the State has outpaced most other states in virtually every major category of growth, including population, personal income, gross state product, and job creation. From 1980 to 1998, the State's population grew 75.4% andon July 1, 1999 was estimated at 4.78 million.

Geographically, Arizona is the nation's sixth largest state. The State is divided into fifteen counties. Two of these counties, Maricopa County (including Phoenix) and Pima County (including Tucson), are more urban in nature and account for approximately 76% of total population and 85% of total wage and salary employment in Arizona.

Recent State Financial Results

Revenues and Expenditures - Fiscal Year 1999. For the fiscal year ended June 30, 1999, general fund revenues increased by approximately 7.02% and the State enjoyed a general fund balance of approximately $255.4 million at year end. General fund revenues for that period were approximately $5.64 billion (not including the carry forward balance).

Revenues and Expenditures - Fiscal Year 2000. As of January 2000, the State's general fund revenues for Fiscal Year 2000 were projected to be $5.94 billion (not including the carry forward balance) which would be up 5.4% from the prior year. Total general fund expenditures for that period were projected to be $6.02 billion resulting in a projected fund balance of approximately $180.2 million. In May 2000, State Budget officials reported that revenue collections were $19.1 million (0.4%) below forecast, citing year-to-date individual income tax collection being below projections as the reason for this shortfall.

Economic Trends and Recent Tax Reform Measures. Arizona's economy in recent years has been consistent with the national economic cycle. The State's general fund has benefitted from robust performance in nearly all sectors including employment, personal income, retail sales, economic development, corporate profits and residential housing growth. This strong growth has enabled the State Legislature to continue to enact substantial tax reduction measures. During the 2000 legislative session the Legislature enacted reductions in corporate income and motor vehicle license taxes.

Arizona economic indicators led the State Budget officials in April 1999 to project that Arizona's growth should continue but at a slower pace through year 2001. Personal income which grew at a rate of 7.5% in calendar year 1998 (second fastest among the 50 states) was expected to grow 7.4% in calendar year 1999, 7.2% in calendar year 2000 and 7.1% in calendar year 2001.

The Arizona Department of Economic Security reports that employment growth in Arizona showed an increase of 4.2% in calendar year 1999 and is expected to show an increase of 3.9% in calendar year 2000, and 3.6% in calendar year 2001.

AZI/SPZB-01-02 February 9, 2001
1.713596.108

Average unemployment in Arizona in calendar year 1999 was 4.4%. Through June of 2000, the average unemployment rate for calendar year 2000 is 3.9%.

Fiscal Years 2000 and 2001 Budgets. As a result of recent legislative changes made to the State's budgeting procedures, the entire State budgeting and program evaluation is now on a two-year cycle. The major emphasis of the first regular session of the Legislature during a two-year cycle will be budgetary approval. Program Authorization Reviews will be conducted in the second regular session.

The projected revenues upon which the general fund budgets for Fiscal Years 2000 and 2001 were based assumeing slowing but steady growth in such fiscal years and also reflect certain legislative revenue reductions, including reductions in the tax rates for the corporate income tax and the motor vehicle license tax. These reductions are expected to total $15 million in Fiscal Year 2000 and $52 million in Fiscal Year 2001. Total general fund revenues (not including the carry forward balance but including the tax reduction measures) are expected to increase 5.4%% in Fiscal Year 2000 and 5.5% in Fiscal Year 2001. The State Budget staff's January 2000 forecast for Fiscal Year 2000 showed projected General Fund revenues of $6.198 billion (including the projected carry forward balance of $255 million) and expenditures of $6.017 billion leaving a General Fund balance as of June 30, 2000 of $180 million. The forecast for Fiscal Year 2001 showed projected General Fund revenues of $6.451 billion (including the projected carry forward balance of $180 million) and expenditures of $6.414 billion leaving a General Fund balance as of June 30, 2001 of $36.9 million. In July 2000, the State Budget staff reported that, based on preliminary data, state revenue collection for Fiscal Year 2000 finished about $2.9 million below forecast and, as a result, the projected Fiscal Year 2001 carry forward balance was adjusted to $34 million.

The projected expenditures for Fiscal Year 2000 represent an increase of approximately 2.10% over Fiscal Year 1999. The expenditures for Fiscal Years 2000 and 2001 include approximately $317.5 million and $455 million, respectively, for the funding program known as "Students FIRST" enacted in 1998 to implement a court-ordered equalization program for school capital funding. Such capital funding requirements will continue in future fiscal years.

"Rainy Day Fund." In 1990 the Legislature enacted a formula-based Budget Stabilization Fund into which deposits are required to be made during years of "above-trend" economic growth, for use in "below-trend" periods. Both deposits and withdrawals are determined by a formula based upon total annual Arizona personal income as adjusted for inflation, provided that withdrawals from the Fund may occur only when annual income growth is both below 2% and below the seven-year average trend. The Legislature by a two-thirds vote can override the formula and approve a withdrawal. The intent of this limit on withdrawals is to avoid withdrawals from the Fund when annual growth levels are gradually declining after an extended high growth period. The balance in the Fund as of June 30, 1999 was approximately $386.8 million and as of April 2000 the Budget staff estimated that the balance in the Fund at the end of fiscal year 2000 would be approximately $409.3 million or approximately 6.9% of General Fund Revenue. In 2000, the Legislature provided for the financing of a new Arizona State Hospital by appropriating interest earnings from the Budget Stabilization Fund totaling $80,000,000 ($20,000,000 per year in Fiscal Year 2000, Fiscal Year 2001, Fiscal Year 2002 and Fiscal Year 2003). The Legislature provided for reimbursement of this diversion through $20,000,000 in annual receipts from the Arizona share of the master tobacco settlement agreement.

The following information replaces the similiar information found in the "Performance" section on page 22.

Historical Bond Fund Results. The following table shows the fund's yield, tax-equivalent yield, and returns for the fiscal periods ended August 31, 2000.

For Spartan Arizona Municipal Income, returns do not include the effect of the fund's 0.50% trading fee, applicable to shares held less than 30 days.

The following information replaces the similar information found in the "Performance" section on page 23.

Explanatory Notes: With an initial investment of $10,000 in Spartan Arizona Municipal Income on October 11, 1994, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $13,772. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $2,918 for dividends and $314 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.50% short-term trading fee applicable to shares held less than 30 days.

During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees. The following information replaces the similar information found in the"Trustees and Officers" section beginning on page 26.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

During the period from June 15, 2000 through December 31, 2000, Ms Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees. The following information replaces the similar information found in the"Trustees and Officers" section beginning on page 26.

MARIE L. KNOWLES (54), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board. The following information supplements the similar information found in the"Trustees and Officers" section beginning on page 26.

WILLIAM S. STAVROPOULOS (61), Member of the Advisory Board (2000), is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of Dow Corning Corporation, NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Effective January 1, 2001, Mr. Mann serves as Chairman of the non-interested Trustees. The following information replaces the similar information found in the"Trustees and Officers" section beginning on page 26.

MARVIN L. MANN (67), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna Corporation (electronics, 1999).

Mr. McDonough served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section beginning on page 26.

GERALD C. McDONOUGH (72), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), a Director of Associated Estates Realty Corporation (a real estate investment trust), and a Director of Barpoint.com (online and wireless product information service, 2000). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997. He also served as a Director of Commercial Intertech Corp. (hydraulic systems, building systems, and metal products) from 1992-2000 and CUNO, Inc. (liquid and gas filtration products) from 1996-2000.

Mr. Williams served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section beginning on page 26.

THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).